Exhibit 10.4
                         MORTGAGE AND SECURITY AGREEMENT

         THIS  MORTGAGE  made  this  13th day of  July,  1999,  between  UNIGENE
LABORATORIES, INC., a Delaware corporation, having an office at 110 Little Falls Road, Fairfield, New Jersey 07004 (herein called the "Mortgagor") and JAY LEVY, having an address at 2150 Center Avenue, Fort Lee, New Jersey 07024 (herein called the "Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, the Mortgagor is now indebted to the Mortgagee in the principal sum of ONE MILLION SIX HUNDRED THOUSAND and 00/100 ($1,600,000.00) DOLLARS with interest thereon at the rates and times more particularly set forth in a certain Amended and Restated Secured Note of even date herewith from the Mortgagor herein to the Mortgagee herein as Payee (the "Note"); and WHEREAS, the Mortgagor is the owner in fee simple of a certain tract or parcel of real property and improvements thereon located in the Township of Fairfield, County of Essex and State of New Jersey.

         NOW, THEREFORE, for the better securing of the payment of the monies owing on said Note and all extensions and renewals thereof and substitutions therefor, including other payments mentioned therein for the protection of the security as well as to secure the repayment of all future advances that may be made by the Mortgagee to the Mortgagor with interest thereon as may from time to time be agreed upon, the Mortgagor has granted, bargained, sold and conveyed and by these presents does grant, and assigns, ALL the following tract or parcel of land and premises located in the ownership of Fairfield, County of Essex and State of New Jersey, as more particularly described in Exhibit A attached hereto and made a part hereof (hereafter referred to as the "Mortgaged Premises").

         TOGETHER with all and singular and tenements, hereditaments, and appurtenances thereunto belonging, or in anyway appertaining, and the reversion or reversions, remainder and remainders; and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, in Law as well as in Equity, of the Mortgagor, of, in and to the same and every part and parcel thereof, with appurtenances; including all fixtures affixed to the same, or intended so to be, and also all equipment and improvements intended so to be, and also all equipment and improvements now in, upon, or which may hereafter be installed or placed in or upon the same, adapted to or necessary for the complete and conformable use, enjoyment or occupancy thereof. TO HAVE AND TO HOLD, the above granted and described Mortgaged Premises, with the appurtenances, fixtures, equipment and improvements thereto, unto the Mortgagee, its successors and assigns, to its and their own proper use and benefit forever. PROVIDED ALWAYS, and these premises are upon the express condition, that if the Mortgagor shall well and truly pay to the Mortgagee all money secured hereby when the same shall become due and payable, without deduction or credit for any amount payable for taxes, then these presents and the estate hereby granted shall cease, terminate and be void.

THE MORTGAGOR REPRESENTS,  WARRANTS,  COVENANTS AND AGREES WITH THE MORTGAGEE AS
FOLLOWS:
               1. The Mortgagor shall comply with all provisions hereof and of the Note evidencing the indebtedness secured hereby (which Note is made a part hereof as if recited at length herein).

               2. The Mortgagor shall pay to the Mortgagee said sum of money as mentioned above and interest thereon and additions thereto, as expressed in the conditions of the Note.

               3. If requested by the Mortgagee, the Mortgagor shall pay to the Mortgagee at the time of each monthly payment, one-twelfth (1/12) of the current annual taxes levied and assessed against the Mortgaged Premises, and one (1) month's proportion of the insurance premium, to be held by the Mortgagee and used in payment of the taxes and insurance premiums as they become due and payable, and the Mortgagor shall make such further tax or insurance reserve payments in such amounts and at such time to times as the Mortgagee shall require, and if not so requested, Mortgagor shall provide to Mortgagee as requested within twenty (20) days of the due date proof of payment of any taxes or assessments levied or assessed against the Mortgaged Premises and any insurance premiums due with regard to insurance of the Mortgaged Premises.

               4. The Mortgagor is seized of an indefeasible estate in fee simple in the Mortgaged Premises, and the Mortgagor warrants title to the Mortgaged Premises subject to prior mortgages and security agreements of record.

               5. The Mortgagor shall keep any buildings and other structures now or hereafter erected upon the Mortgaged Premises, including fixtures and equipment, insured against loss or damage by fire, and will insure against such other hazards as Mortgagee may specify, by insurers and in amounts approved by the Mortgagee, with loss payable to the Mortgagee as mortgagee and as co-insured, and shall deliver said policy or policies to the Mortgagee; and in default thereof, the Mortgagee may effect such insurance. The Mortgagor hereby assigns to the Mortgagee all rights to demand and receive all money payable under any of said policies of insurance, or certificates of insurance with respect to public liability insurance, and the rights to settle or compromise all claims thereunder, and all money received may be applied on account of the indebtedness secured hereby or used to repair or replace the buildings on the Mortgaged Premises, as the Mortgagee shall elect. In the event of loss or damage, the Mortgagor shall give immediate notice thereof to the Mortgagee. The Mortgagee may make proof of loss if not made promptly by the Mortgagor, and such insurer is hereby authorized and directed to make payment for such loss or damage directly to the Mortgagee instead of the Mortgagor and the Mortgagee jointly. At least thirty (30) days prior to the expiration of any such policies the Mortgagor shall furnish evidence satisfactory to the Mortgagee that the policies have been renewed or replaced or are no longer required.

               6. In the event the Mortgaged Premises, or any part thereof, shall be taken and condemned for public purposes by the proper governmental authorities, the Mortgagor shall have no claim against the award for damages, or be entitled to any portion of the award until the entire indebtedness secured by this Mortgage shall be paid in full, and all rights to damages of the Mortgagor are hereby assigned to the Mortgagee to the extent of the principal indebtedness as remains unpaid (the Mortgagee, however, having the right to appeal said award to the courts of competent jurisdiction) . The satisfaction of the principal condemnation award upon exercise of any authority with the right of eminent domain shall constitute a prepayment to the full extent thereof.

                7. The Mortgagor agrees to comply with all laws, rules, regulations and ordinances made or promulgated by lawful authority and now or hereafter applicable to the Mortgaged Premises within such time as may be required by law.

                8. The Mortgagor shall keep and maintain any buildings and other structures on the Mortgaged Premises, including fixtures and equipment, in good and substantial repair, and will make such repairs as may be required by the Mortgagee within thirty (30) days from the written notice from the Mortgagee. The Mortgagor shall not do, and shall not permit to be done, any act which may in any way impair or weaken the security under this Mortgage, and the Mortgagor shall not remove or demolish or substantially alter, without the prior express written consent of the Mortgagee, any building, structure or improvement on the Mortgaged Premises.

                9. Mortgagor shall have the right to prepay this Mortgage in full or in part at any time.

                10. The Mortgagor shall pay any taxes, assessments, municipal or governmental rates, charges, impositions, liens, and water and sewer rents or any part thereof, heretofore or hereafter imposed upon or which may become a lien against the Mortgaged Premises within ten (10) days after the same is due and payable and shall submit receipt therefore on request.

               11. The Mortgagor hereby presently assigns all leases (present and future), rents, issues, and profits arising out of or from the Mortgaged Premises to the Mortgagee as additional security for payment of the indebtedness secured by this mortgage or under the Note, and in the event of default hereunder after notice the Mortgagee shall be entitled to enter upon and take possession of the Mortgaged Premises, and collect and receive all rents, issues and profits arising from the Mortgaged Premises, including the rents, issues and profits then due and unpaid to the Mortgagor and also those thereafter to fall due.
               12. The Mortgagor shall, upon the written request of the Mortgagee, certify within ten (10) business days to such person as the Mortgagee may designate, by writing duly acknowledged, the amount of principal and interest then owing on this mortgage, and whether any offsets or defenses exist against the indebtedness evidenced by the Note.

               13. The Mortgagee may, at its option, expend money for insurance, payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, and water and sewer rents or any part thereof and for repair, maintenance and preservation of the Mortgaged Premises, or of any buildings or other structures thereon, including fixtures, or for the discharge of any liens or encumbrances on the Mortgaged Premises, or for perfecting the title thereto, or for enforcing collection of the indebtedness secured hereby, or for any water, gas or electric charge imposed for any services rendered to the Mortgaged Premises, or for advances of any trustee or receiver of the Mortgaged Premises, or for any addition or improvements to the Mortgaged Premises, or to any buildings or other structures thereon, including fixtures, considered desirable by the Mortgagee while it or any receiver or trustee is in possession thereof; and all money so paid, with interest at the rate fixed in the Note, shall be a lien on the Mortgaged Premises added to the amount of the Note and secured by this Mortgage and shall be due and payable upon demand.

               14. No owner of the Mortgaged Premises shall be entitled to any credit by reason of payment of any tax thereon.

               15. This Mortgage constitutes a security agreement under the New Jersey Uniform Commercial Code and the Mortgagor hereby grants to the Mortgagee a security interest in the Mortgagor's title and interest in and to all appurtenances, fixtures, equipment and improvements to, now or hereafter installed, placed or used in and necessary to the operation of building and structure, including without by way of limitation, lighting, heating, ventilating, air-conditioning systems, sprinkling, plumbing, gas, water, power systems, boilers and meters, which are now, or which may hereafter be, placed or located in, on, or upon the Mortgaged Premises herein defined, together with all additions and accessories thereto, substitutions therefor, and replacements thereof and all cash and non-cash proceeds thereof. The Mortgagor shall execute, deliver, file and refile any financing statements, continuation statements, or other security agreements that the Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, the Mortgagor hereby irrevocably appoints the Mortgagee attorney-in-fact for the Mortgagor to execute, deliver and file such instruments for and on behalf of the Mortgagor. Notwithstanding any release of any or all of that property included in the Mortgaged Premises which is deemed "real property" and proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the repayment or satisfaction in full of the obligations of the Mortgagor as are now or hereafter secured hereby.

               16. The proceeds of the Note shall be disbursed in accordance with the terms and conditions set forth in the Note.

THE MORTGAGOR SHALL BE IN DEFAULT OF THIS MORTGAGE UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS:

               1. In the event that any representation or warranty made by the Mortgagor in this Mortgage, in the Note or in any other writing used in connection herewith, shall prove to be false, incorrect, or misleading in any substantial and material respect as of the date when made.

               2. In the event that the Mortgagor shall have failed to make any payment of any installment due on the Note within the applicable grace period set forth therein, if any, or in the event of any default under the Note or in any other writing used in connection therewith or herewith.

               3. In the event that the Mortgagor shall have failed to duly observe any covenant, condition or agreement with respect to the payment of monies on the part of Mortgagor, to be observed or performed pursuant to the terms of the Mortgage, the Note or any other loan document, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Mortgagor by the Mortgagee.

               4. In the event the Mortgagor shall have failed to duly observe or perform any covenant, condition or agreement on the part of the Mortgagor to be observed or performed pursuant to the terms of the Mortgage, the Note or any other loan document, other than the payment of monies which shall be governed by paragraphs 2 and 3 above, and such default shall have remained uncured for a period of thirty (30) days after notice thereof to the Mortgagor by the Mortgagee.

               5. In the event that the Mortgagor shall have applied for or consented to the appointment or a custodian, receiver, trustee, or liquidator of all or substantial part of its assets; or shall generally be unable to pay its debts when due; or shall have admitted, in writing, its inability to pay its debts as they mature; or shall have made a general assignment for the benefit of its creditors; or shall have a petition or an answer seeking reorganization or an arrangement with its creditors or shall have taken advantage of any insolvency law, or shall have submitted an answer admitting the material allegations of a petition in bankruptcy, reorganization, or insolvency proceedings; or an order, judgment or decree shall have been entered, without the application, approval or consent of the Mortgagor, by any Court of competent jurisdiction approving a petition seeking reorganization of the Mortgagor, or appointing a custodian, receiver, trustee or liquidator of the Mortgagor, or a substantial part of its assets and such order, judgment or decree shall have continued unstayed and in effect for any period of sixty (60) consecutive days; or shall have failed to remove an involuntary petition in bankruptcy filed against it within sixty (60) days of the filing thereof; or if any order for Relief shall have been entered under the Federal Bankruptcy Code of 1978 as amended.

               6. In the event of a subsequent encumbrance of or any change in the ownership of the Mortgaged Premises.


               7. In the  event  that  the   Mortgagor  shall  have  encumbered,
mortgaged or given a security interest in any fixture or fixtures, or shall have, without the consent of the Mortgagee, removed or replaced fixtures.

               8. In the event that default is made in any of the terms, covenants and conditions contained in any other mortgage constituting a lien upon the Mortgaged Premises, or should proceedings be instituted for the foreclosure or collection of any mortgage, judgment, or lien prior or subordinate to the lien of this Mortgage, affecting the Mortgaged Premises.

               9. In the event that any insurance company authorized to do business in the State of New Jersey by the Department of Insurance, shall refuse to insure said Mortgaged Premises in the form of policy approved by the Mortgagee, so that there no longer exist insurance coverage in a sum equal to the full insurable value of the Mortgaged Premises.

               10. In the event that the Mortgagor shall have entered into any secondary financing of the Mortgaged Premises or shall have consented to the placing of any lien on the Mortgaged Premises, whether or not such financing or lien is prior to or subordinate to the lien of the Mortgage.

               11. In the event that the Mortgagor shall have transferred or caused to have been transferred, title to or possession of the interest in the Mortgaged Premises, or any part hereof, to any party without the express prior written consent of the Mortgagee.

               12. In the event that the Mortgagor shall have caused or permitted a security interest, perfected or otherwise, other than the security interest specifically provided for or permit hereunder, to be created in any collateral provided for hereby, or shall have failed to take any action requested by the Mortgagee to perfect or protect the security interest provided for herein.

               13. In the event of the passage of any law deducting from the value of the land for the purposes of taxation, any lien thereon, or changing in any way the taxation of the mortgages or debts secured thereby for state or local purposes.

               SHOULD ANY DEFAULT BE MADE BY THE MORTGAGOR, THE MORTGAGEE MAY TAKE ANY OR ALL OF THE FOLLOWING ACTIONS, AT THE SAME OR AT DIFFERENT TIMES:

               1. Declare the entire amount of unpaid principal, accrued and unpaid interest and other money due under this Mortgage and the Note secured hereby, immediately due and payable.

               2. All rents, issues and profits collected or received by the Mortgagor shall be accepted and held for the Mortgagee in trust and shall not be co-mingled with the funds and property of the Mortgagor but shall be promptly paid over to the Mortgagee. The Mortgagor shall pay to the Mortgagee a reasonable rental for the Mortgaged Premises occupied by the Mortgagor on the first day of each and every month in advance, as a tenant from month to month hereby recognizing the Mortgagee as landlord; and upon default in any such payment, the Mortgagor shall vacate and surrender possession of the Mortgaged Premises to the Mortgagee or to any receiver, if one has been appointed, and in default thereof, the Mortgagor may be dispossessed by the usual summary proceedings. The Mortgagor agrees that this covenant shall be effective either with or without any action being brought to foreclose this Mortgage, and with or without the Mortgagee having applied for a receiver to collect the rents. Any such tenancy of the Mortgagor shall terminate at the option of the Mortgagee and in any event, upon the delivery of the Deed of any Sheriff or Master following foreclosure.
               3. The Mortgagee may enter upon and take possession of the Mortgaged Premises and rent the same, either in its name or in the name of the owner of such property, and receive the rents, issues and profits, thereof, and apply the same, after the payment of the necessary charges and expenses, including management commissions, on account of the debt secured hereby, being accountable only for such rents and profits as are collected by it while in possession.
               4. The Mortgagee, at its option, may foreclose this Mortgage, and upon the filing of a Complaint in Foreclosure, the Mortgagee shall be entitled to the appointment of a receiver of the rents of the Mortgaged Premises without the necessity of proving either inadequacy of the security or insolvency of the Mortgagor or of any person who may be legally or equitably liable to pay money secured hereby, and the Mortgagor and each such person waive such proof and consent to the appointment of such receiver.

               5. In the event of a foreclosure sale of the Mortgaged Premises, the Mortgaged Premises may, at the option of the Mortgagee, be sold in one or several parcels.

               6. The Mortgagee may apply on account of the unpaid principal and interest thereon or on account of any arrearages of interest thereon, or on account of any balance due to the Mortgagee after a foreclosure sale of the Mortgaged Premises whether or not a deficiency action shall have been instituted, any unexpended monies still retained by the Mortgagee that were paid by the Mortgagor to the Mortgagee for the payment of, or as security for the payment of taxes, assessments, municipal or governmental rates, charges, impositions, liens, water or sewer rents, or insurance premiums, if any, or in order to secure the performance of some act by the Mortgagor.

                                  MISCELLANEOUS

               1. The rights and remedies herein expressed to be vested in or conferred upon the Mortgagee shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred by any applicable law. The failure, at any one or more times, of the Mortgagee to assert the right to declare the principal indebtedness due or the granting of any extension or extensions of time of payment of the Note either to the maker thereof or to any other person, or taking of other or additional security for the payment thereof, or releasing any security, or changing any of the terms of the within Mortgage, or the Note or other obligation accompanying this mortgage, or waiver of or failure to exercise any right under any covenant or stipulation herein contained shall not in any way affect this Mortgage nor the rights of the Mortgagee hereunder nor operate as a release from any personal liability upon the Note or other obligation accompanying this Mortgage, nor under any covenant or stipulation therein contained, nor under any agreement assuming the payment of said Note or obligation.

                2. All notices to be given hereunder shall be given by certified mail directed to the Mortgagor or to the Mortgagee at the addresses shown at the head of this Mortgage.

                3. All of the terms, covenants, provisions and conditions herein contained shall be for the benefit of, apply to, and bind the heirs, executors, administrators, successors, and assigns of the Mortgagor and the Mortgagee, and are intended and shall be held to be real covenants running with the land, and the term "Mortgagor" shall also include any and all subsequent owners and successors in title of the Mortgaged Premises.

                4. All references herein to "Note" shall be construed to mean "Bond" or any other evidence of indebtedness secured hereby.

                5. when such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural.

                6. This Mortgage, the loan made hereunder and the rights of the parties shall be governed by and construed under the laws of the State of New Jersey.

                IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.


Attest:                                     Unigene Laboratories, Inc.




-------------------------                   By ----------------------
Ronald S. Levy, Secretary                   Warren P. Levy, President
(Seal)

STATE OF NEW JERSEY

                      )
                      ) ss:
COUNTY OF             )

               I certify that on    1999 Ronald S. Levy  personally  came before
me and this person acknowledged under oath, to my satisfaction, that:

              (a) this person is the Secretary of Unigene Laboratories, Inc., the corporation named in this document;

              (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Warren Levy, the President of the corporation;

              (c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

              (d) this person knows the proper seal of the corporation which was affixed to this document; and

              (e) this person signed this proof to attest to the truth of these facts.

                                                            --------------------
                                                            Ronald S. Levy
         Sworn and subscribed to before me
         this     day of             1999

         ----------------------------------